UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2009 (February 9, 2009)

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 10, 2009, Omnicom Group Inc. (“Omnicom”) issued an earnings release reporting its financial results for the three and twelve months ended December 31, 2008. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, Omnicom hosted an earnings call in which its financial results for the three and twelve months ended December 31, 2008 were discussed. The investor presentation materials used for the call are attached as Exhibit 99.2 hereto.

     On February 10, 2009, Omnicom posted the materials attached as Exhibits 99.1 and 99.2 on its web site (www.omnicomgroup.com).

     As discussed on page 1 of Exhibit 99.2, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Omnicom’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

     The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

     See “Item 2.02 Results of Operations and Financial Condition” above.

Item 8.01 Other Events.

     On February 9, 2009, holders of $841.2 million aggregate principal amount of Omnicom’s convertible notes due 2031 had put their notes to Omnicom for purchase at par in accordance with the terms of the indenture under which the convertible notes were issued. Omnicom borrowed $814.4 million under its existing $2.5 billion five-year revolving credit facility and received $26.8 million from unaffiliated equity investors in the partnership referred to below to fund the purchase of the notes. Borrowings under the credit facility bear interest at a floating base rate or Eurocurrency rate, in either case plus an applicable margin and fees. The applicable rate as of the borrowing date was 67 basis points per year.

     Omnicom purchased and retired $295.2 million aggregate principal amount of the convertible notes that had been put. A partnership controlled by Omnicom and formed for the purpose of buying the convertible notes used a portion of Omnicom’s credit facility borrowings and the contributed equity to purchase the remaining $546.0 million aggregate principal amount of convertible notes that were put. The partnership purchased the convertible notes intending to sell such notes back into the marketplace over the next 12 months if market conditions permit. The partnership will be consolidated within Omnicom’s financial statements.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description
99.1	Earnings release, dated February 10, 2009.

99.2	Investor presentation materials, dated February 10, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro

	Name:	Philip J. Angelastro
	Title:	Senior Vice President Finance and Controller
Date: February 10, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release, dated February 10, 2009.

99.2	Investor presentation materials, dated February 10, 2009.